UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2024
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BENTLEY SYSTEMS, INCORPORATED
(Exact name of registrant as specified in its charter)
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Delaware	001-39548	95-3936623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

685 Stockton Drive
Exton, Pennsylvania		19341
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 458-5000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B Common Stock, $0.01 Par Value	BSY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 26, 2024, the Sustainability Committee of the Board of Directors of Bentley Systems, Incorporated (the “Company”) approved a grant of time-based restricted stock units covering 50,161 shares of the Company’s Class B common stock (the “RSUs”) to Werner Andre, the Company’s Chief Financial Officer, pursuant to the Company’s 2020 Omnibus Incentive Plan. The grant date of the RSUs is June 26, 2024, and they vest 20% on each of December 15, 2025, 2026, 2027, 2028, and 2029, subject to Mr. Andre’s continued employment with the Company on such dates.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bentley Systems, Incorporated

Date: July 1, 2024	By:	/s/ DAVID R. SHAMAN
	Name:	David R. Shaman
	Title:	Chief Legal Officer and Secretary